SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported)	December 16, 2002

SKYWEST, INC.

(Exact name of registrant specified in its charter)

Utah (State or other jurisdiction of incorporation or organization)	000-14719 (Commission File Number)	87-0292166 (IRS employer identification no.)

444 SOUTH RIVER ROAD ST. GEORGE, UTAH (Address of principal executive offices)	84790 (Zip code)

(435) 634-3000
(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
Exhibit 99

ITEM 9. REGULATION FD DISCLOSURE

     This Current Report on Form 8-K is filed for the purpose of disclosing the press release dated December 13, 2002 attached hereto as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SKYWEST, INC.

	By	/s/ Bradford R. Rich

Executive Vice President, Chief Financial Officer and Treasurer
Dated: December 16, 2002